SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

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Loews Corporation
(Name of Registrant as Specified in Its Charter)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 10, 2011

LOEWS CORPORATION	Meeting Information Meeting Type: Annual Meeting For holders as of: March 14, 2011 Date: May 10, 2011 Time: 11:00 AM EDT Location: Loews Regency Hotel 540 Park Avenue New York, New York 10065
LOEWS CORPORATION 667 MADISON AVENUE NEW YORK, NY 10065-8087 ATTN: Investor Relations

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

------- Before You Vote -------
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECIEVE:
1. Annual Report                             2. Notice & Proxy Statement

How to View Online:
Have the information that is printed in the box marked by the arrow è  XXXX XXXX XXXX  (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:                           www.proxyvote.com
2) BY TELEPHONE:                       1-800-579-1639
3) BY E-MAIL*:                               sendmaterial@proxyvote.com
*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è  XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 26, 2011 to facilitate timely delivery.

------- How To Vote -------
Please Choose One of the Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è  XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

VOTING ITEMS

The Board of Directors recommends you vote FOR the following:
The Board of Directors recommends you vote 1 YEAR on the
1.	Election of Directors	following proposal:
Nominees
01	Ann E. Berman	3. Recommend, by advisory vote, the frequency of future
advisory votes on executive compensation
02	Joseph L. Bower

03	Charles M. Diker
The Board of Directors recommends you vote FOR the
04	Jacob A. Frenkel	following proposal:

05	Paul J. Fribourg	4. Ratify Deloitte & Touche LLP as independent auditors

06	Walter L. Harris
The Board of Directors recommends you vote AGAINST the
07	Philip A. Laskawy	following proposal:

08	Ken Miller	5. Shareholder Proposal - Cumulative Voting

09	Gloria R. Scott
NOTE: Such other business as may properly come before the
10	Andrew H. Tisch	meeting or any adjournment thereof.

11	James S. Tisch

12	Jonathan M. Tisch

The Board of Directors recommends you vote FOR the
following proposal:

2. Approve, by advisory vote, executive compensation